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                                                                    EXHIBIT 14




                                  DIRECTORS'
                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Protective Life and Annuity Insurance Company, an Alabama corporation, ("Company") by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint John D. Johns, Steve M. Callaway or Jerry
W. DeFoor, and each or any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form N-4 to be filed by the Company with respect to the Protective Life Variable Annuity, an individual flexible premium deferred variable and fixed annuity product, with the Securities and Exchange Commission, pursuant to the provisions of the Securities Exchange Act of 1933 and the Investment Company Act of 1940 and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission and with such state securities authorities as may be appropriate, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes of the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent or any of them which they may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and seal this 30th day of April, 1999.

WITNESS TO ALL SIGNATURES:


/s/ DEBORAH J. LONG                      /s/ JACKIE ANDERSON
-----------------------------------      --------------------------------------
Deborah J. Long                          Witness to Deborah J. Long's signature


/s/ WAYNE E. STUENKEL                    /s/ DANNY L. BENTLEY
-----------------------------------      --------------------------------------
Wayne E. Stuenkel                        Danny L. Bentley


/s/ R. STEPHEN BRIGGS                    /s/ RICHARD J. BIELEN
-----------------------------------      --------------------------------------
R. Stephen Briggs                        Richard J. Bielen


/s/ DEBORAH J. LONG                      /s/ CAROLYN KING
-----------------------------------      --------------------------------------
Deborah J. Long                          Carolyn King


/s/ STEVEN A. SCHULTZ                    /s/ JIM E. MASSENGALE
-----------------------------------      --------------------------------------
Steven A. Schultz                        Jim E. Massengale


/s/ A. S. WILLIAMS III                   /s/ JERRY DEFOOR
-----------------------------------      --------------------------------------
A. S. Williams III                       Jerry DeFoor